UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Definitive Proxy Statement
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Industrial Logistics Properties Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 28, 2020. INDUSTRIAL LOGISTICS PROPERTIES TRUST * As part of our precautions regarding the coronavirus or COVID-19, we are planning for the possibility that the annual meeting may be held virtually solely by means of remote communication or via a live webcast. If we take this step, we will announce the decision to do so in advance, and we will provide details on how to participate in a press release and on our website at www.ilptreit.com. Please retain a copy of the control number from the proxy card, in the event that the meeting is held by remote communication or live webcast. You are receiving this communication because you hold shares in the company named above as of the record date noted above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. INDUSTRIAL LOGISTICS PROPERTIES TRUST C/O BROADRIDGE FINANCIAL SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 proxy materials and voting instructions. D03505-P36552 See the reverse side of this notice to obtain NOTICE OF ANNUAL MEETING OF SHAREHOLDERS Meeting Information Meeting Type:Annual For holders as of:March 16, 2020 Date: May 28, 2020 Time: 9:30 a.m., Eastern time Location: Industrial Logistics Properties Trust Two Newton Place 255 Washington Street, Suite 100 Newton, Massachusetts 02458*

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the D03506-P36552 Vote in Person: Shareholders of record of the company as of March 16, 2020, or their duly authorized proxies, are entitled to vote in person at the meeting. At the meeting, you will need to request a ballot to vote these shares. To obtain directions to the location of the annual meeting, please call 617-219-1489. Authorize Your Proxy by Internet: To authorize a proxy to submit your vote now by Internet, go to www.proxyvote.com. following page) available and follow the instructions. Authorize Your Proxy by Telephone or by Mail: You can authorize a proxy to submit your vote by telephone or by mail by requesting a paper copy of the materials, which will include a proxy card with instructions. The Notice of Annual Meeting, Proxy Statement and Annual Report are available at www.proxyvote.com. How to View Online: following page) and visit: www.proxyvote .com. If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 14, 2020, to facilitate timely delivery. How to Request and Receive a PAPER or EMAIL Copy for the 2020 Annual Meeting of Shareholders and for Shareholder Meetings in the Future: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY EMAIL*:sendmaterial@proxyvote.com * If requesting materials by email, please send a blank email with the information that is printed in the box marked Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor.

The Board of Trustees Recommends a Vote FOR both Nominees for Trustee in Proposal 1, FOR Proposals 2, 3 and 5 and Three Years on Proposal 4. 1. Election of Trustees. Nominee (for Independent Trustee in Class II): Bruce M. Gans Nominee (for Managing Trustee in Class II): Adam D. Portnoy 2. Approval of an amendment to the Company's Declaration of Trust to provide for the annual election of all Trustees. 3. Advisory vote to approve executive compensation. 4. Advisory vote on the frequency of future advisory votes to approve executive compensation. 5. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2020 fiscal year. D03507-P36552 Voting Items

D03508-P36552